NOTICE OF GUARANTEED DELIVERY

                             REGARDING THE OFFER BY
                        JARDINE FLEMING INDIA FUND, INC.

                              TO PURCHASE FOR CASH
                 2,508,022 OF ITS ISSUED AND OUTSTANDING SHARES
                     AT 95% OF THE NET ASSET VALUE PER SHARE

      This form must be used to accept the Offer (as defined below) if a shareholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach the Depositary on or before the Expiration Date. Each term used in this form that is not otherwise defined herein shall have the meaning specified in the Offer to Purchase dated September 14, 2000. This form may be delivered by hand, overnight courier or mail to the Depositary at the appropriate address set forth below and must bear original signatures (not photocopies or facsimiles). Tenders using this form may be made only by or through an Eligible Institution as defined in Section 4(b) of the Offer to Purchase.

                          EQUISERVE TRUST COMPANY, N.A.
                                   Depositary

                          via Facsimile: (781) 575-4826

                 Confirm Facsimile by Telephone: (781) 575-4816

                              By First Class Mail:

                          EquiServe Trust Company, N.A.
                             Attn: Corporate Actions
                                  P.O. Box 9573
                              Boston, MA 02205-9573

                                  By Registered
                                  Certified or
                                 Express Mail or
                               Overnight Courier:

                          EquiServe Trust Company, N.A.
                             Attn: Corporate Actions
                               40 Campanelli Drive
                               Braintree, MA 02184

                                    By Hand:

                         Securities Transfer & Reporting
                                 Services, Inc.
                               c/o EquiServe Trust
                                  Company, N.A.
                               100 William Street
                               New York, NY 10038

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
                 FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Jardine Fleming India Fund Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated September 14, 2000 and the related Letter of Transmittal (which together with any amendments or supplements thereto collectively constitute the "Offer"), receipt of which are hereby acknowledged, (i) the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in
Section 4(c) of the Offer to Purchase and (ii) all Shares held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan.

(Please Print Except for Signature(s))

Number of Shares Tendered: _____________________________________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

If shares will be tendered by book-entry transfer to The Depositary Trust Company, please check box: |_|

Dated: ___________________________________________________________________, 2000

                                 Individual(s):

________________________________________________________________________________

________________________________________________________________________________

Name(s) of Record Holder:_______________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DTC Participant Number: ________________________________________________________
Telephone Number, including Area Code:

________________________________________________________________________________

________________________________________________________________________________
Signature(s)

Entity:

________________________________________________________________________________

________________________________________________________________________________

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

                                    GUARANTEE

      The undersigned, an Eligible Institution as defined in Section 4(b) of the Offer to Purchase, hereby, with respect to the Shares tendered hereby pursuant to the guaranteed delivery procedures set forth in Section 4(c) of the Offer to
Purchase: (a) represents that the person(s) named on the previous page "own(s)" such Shares within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to the Depositary certificates representing such Shares, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents prior to 5:00 P.M. New York Time on the second New York Stock Exchange trading day after the date of execution of this Guarantee.

                       (Please Print Except for Signature)

          Name of Firm: ______________________________________________

          Authorized Signature:

          Name: ______________________________________________________

          Title: _____________________________________________________

          Address: ___________________________________________________
                            (Include Zip/Postal Code)

          ____________________________________________________________
                     Telephone Number, including Area Code:

Dated: _________________ , 2000